4th Quarter & Full Year 2019 Earnings Supplemental Slides March 4, 2020

This presentation is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC's Fair Disclosure Regulation. This presentation contains certain ''forward-looking'' statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this presentation regarding our expectations with respect to our 2020 financial performance, our modeling assumptions, and earnings growth beyond 2020, as well as other statements related to the Company’s expectations regarding the performance of its business and improvement of operational performance. Forward- looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Safe Harbor Investors should refer to Owens & Minor’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC including the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and subsequent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the company’s actual results to differ materially from its current estimates. These filings are available at www.owens- minor.com. Given these risks and uncertainties, Owens & Minor can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. Owens & Minor specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Owens & Minor uses its web site, www.owens-minor.com, as a channel of distribution for material Company information, including news releases, investor presentations and financial information. This information is routinely posted and accessible under the Investor Relations section. 2 4th Quarter & Full Year 2019 Earnings – March 4, 2020

2020 Guidance The Company’s outlook reflects reinvestment in the core businesses, lost income associated with the pending divestiture of Movianto, the impact of recent financing activity, and customer non-renewals in the first three quarters of 2019, partially offset by further operating efficiencies and continued strong performance in our non-Medical Distribution businesses. The Company believes that the aforementioned investments will position it to generate sustained annual double-digit earnings growth beyond 2020. Adjusted net income for 2020 is expected to be in a range of $0.50 to $0.601 per share. 1. On a continuing operations basis; based on foreign currency rates in effect December 31, 2019. 3 4th Quarter & Full Year 2019 Earnings – March 4, 2020

2020 Modeling Assumptions from continuing operations Modeling Assumptions1 Full Year 2020 Revenue $8.3 - $8.5 billion Gross Margin 13.0% – 13.3% Interest Expense $93 - $96 million Capital Expenditures $55 - $65 million Adj. Effective Tax Rate ~31% Foreign Currency Based on rates in effect at 12/31/19 Commodity Prices Modestly favorable trend 1. Modeling parameters are assumptions used for initial adjusted EPS guidance for 2020, and the Company undertakes no obligation to update such assumptions/modeling parameters subsequent to the date of this presentation (March 4, 2020). Modeling parameters are presented on a continuing operations and constant currency basis and exclude acquisition-related and exit & realignment charges. 4 4th Quarter & Full Year 2019 Earnings – March 4, 2020

Values Explained: Bringing Our Mission to Life I IntegrityE : Act with the highestL standards of ethics. Honor commitments. D Development: Aspire for improvement and growth. Excellence: Perform to the highest standards. Embrace our mission to empower our E customers to advance healthcare into the future. A Accountability: Own our actions and results. Be responsible for what we do. L Listening: Listen to our customers and to one another. Understand needs and deliver solutions. 5 4th Quarter & Full Year 2019 Earnings – March 4, 2020